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                               SUPPLEMENT TO THE

                     FEBRUARY 28, 2007 SCHWAB TARGET FUNDS

                                   PROSPECTUS

THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF MAY 30, 2007.

ON PAGE 16, UNDER THE "ASSET CLASS & UNDERLYING FUNDS" COLUMN, THE FOLLOWING FUND IS ADDED TO THE SMALL-CAP ASSET CLASS:

Schwab Global Real Estate Fund(TM)

ON PAGE 17, UNDER THE "EQUITY FUNDS -- DOMESTIC" SECTION OF THE TABLE DESCRIBING UNDERLYING FUNDS, THE FOLLOWING FUND AND ACCOMPANYING INVESTMENT OBJECTIVE ARE ADDED.

Schwab Global Real Estate Fund

Seeks capital growth and income consistent with prudent investment management. The fund invests, under normal circumstances, at least 80% of its net assets in securities of real estate companies and companies related to the real estate industry. The fund may invest a significant portion of its total assets in real estate investment trusts (REITs) and other similar REIT-like structures. The fund does not invest directly in real estate.

ON PAGE 19 UNDER THE SECTION TITLED "PRINCIPAL RISKS COMMON TO THE UNDERLYING FUNDS" THE FOLLOWING RISK DISCLOSURE IS ADDED.

NON-DIVERSIFICATION RISK. Certain of the underlying funds are non-diversified and, as such, may invest a greater percentage of their assets in the securities in a single issuer than an underlying fund that is diversified. A non-diversified underlying fund is more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified underlying fund.

ON PAGE 19 UNDER THE SECTION TITLED "PRINCIPAL RISKS OF THE UNDERLYING EQUITY FUNDS" THE FOLLOWING RISK DISCLOSURES ARE ADDED.

REAL ESTATE INVESTMENT RISK. Certain of the underlying funds have a policy of concentrating investments in real estate companies and companies related to the real estate industry. Such an underlying fund is subject to risks associated with the direct ownership of real estate securities and an investment in the underlying fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.
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REITS RISK. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code, or to maintain their exemptions from registration under the Investment Company Act of 1940. The failure of a company to qualify as a REIT under federal tax law may have adverse consequences to an underlying fund that invests in REITs. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, REITs have their own expenses, and an underlying fund that invests in REITs will bear a proportionate share of those expenses.

                PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

Charles Schwab & Co., Inc. Member SIPC
REG38030 (5/07) (C)2007 All Rights Reserved